UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2025

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-05224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) of Stanley Black & Decker, Inc. (the “Company”) was held on April 25, 2025. At the close of business on February 28, 2025, the record date for the 2025 Annual Meeting, 154,537,524 shares of common stock, $2.50 par value per share, of the Company (“common stock”) were outstanding and entitled to vote.

At the 2025 Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1: The Company’s shareholders elected each of the following nominees as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2026, or until his or her successor has been duly elected and qualified, based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Donald Allan, Jr.	124,859,547	823,430	115,898	11,289,455
Andrea J. Ayers	123,384,955	2,271,987	141,933	11,289,455
Susan K. Carter	120,241,421	5,424,106	133,348	11,289,455
Debra A. Crew	120,753,883	4,906,941	138,051	11,289,455
John L. Garrison, Jr.	124,765,302	894,219	139,354	11,289,455
Michael D. Hankin	124,856,636	796,050	146,189	11,289,455
Robert J. Manning	122,556,430	3,004,038	238,407	11,289,455
Adrian V. Mitchell	124,846,762	815,282	136,831	11,289,455
Jane M. Palmieri	124,510,974	1,068,035	219,866	11,289,455

Proposal 2: The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers based on the following votes:

For	Against	Abstain	Broker Non-Votes
99,520,434	25,985,357	293,084	11,289,455

Proposal 3: The Company’s shareholders approved the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the 2025 fiscal year based on the following votes:

For	Against	Abstain	Broker Non-Votes
126,364,247	10,465,195	258,888	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.

Date: April 30, 2025

	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary